UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 5, 2010
Date of Report (Date of earliest event reported)

THERABIOGEN, INC.
(Exact name of registrant as specified in its charter)

Formerly Kushi Resources, Inc.

NEVADA	000-53008	98-0559606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL	32953

(Address of principal executive offices)	(Zip Code)

321-452-9091
Registrant's telephone number, including area code
120 Wall Street, Suite 2401
New York, NY 10005
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS Item 1. 01 Entry into a Material Definitive Agreement

MERGER

As previously reported, on November 13, 2009, the Registrant's Board of Directors approved a merger agreement between Registrant and TheraBiogen, Inc., a Nevada corporation, under which TheraBiogen, Inc. would merge into Registrant, and Registrant would change its corporate name to TheraBiogen, Inc.  The merger and the corporate name change were approved unanimously by  Registrant's shareholders and was approved by a majority of the shareholders of TheraBiogen, Inc. by written consent.  On  December 16, 2009, the Board of Directors of TheraBiogen, Inc. approved the merger, obtained  written consent of a  majority of the TheraBiogen, Inc. shareholders, and then filed a definitive Information Statement with the SEC on Form 14C disclosing the terms of the merger.  The merger transaction closed on January 5, 2010, the effective date of the filing of the Certificate of Merger with the Secretary of State for Nevada.

Terms of the Merger.

Under the terms of the Agreement and Plan of Merger, each share of common stock of TheraBiogen, Inc. issued and outstanding at the time of the merger was converted into one share of the common stock of Kushi Resources, Inc. In  the merger, Registrant changed its corporate name to TheraBiogen, Inc. Prior to the merger, Registrant completed a 2.6 for 1 forward split of its common stock.  The merger closed on January 5, 2010.

A total of 19,091,000 shares of Registrant were issued to the previous shareholders of TheraBiogen, Inc. in the merger.  Each share of common stock of Registrant issued and outstanding at the time of the merger remained issued and outstanding after the merger.  There were 5,230,000 shares Registrant's common stock issued and outstanding which were forward split on the basis of 2.6 shares of the common stock for each outstanding share of common stock prior to the merger.  As a result of the merger, the capital stock of the merged entity (new TheraBiogen, Inc.) is:

Shareholder	Shares	Percent
Common shares held by former TheraBiogen, Inc. shareholders	19,091,000	58.4
Common shares held by Kushi Resources, Inc. shareholders	13,598,000	41.6
Total post-merger shares	32,689,000	100.0

As a result of the merger and the corporate name change of Registrant to TheraBiogen, Inc., the common shares of Registrant remain listed for trading on the OTC Bulletin Board under the symbol KUSI, although a new trading symbol has been applied for due to the corporate name change.

Also as a result of the merger, the Board of Directors of Registrant is still made up of the former directors of Registrant, as follows:

Kelly T. Hickel, Chairman
Dwight Brunoehler
Boris Rubizhevsky
Barry Saxe

KELLY T. HICKEL was appointed as Chairman of Paradise Music & Entertainment, Inc. (PDSE.pk) in February 2001 until he resigned in June 2006. Previously, Mr. Hickel was the turn-around President of Miniscribe Corp., a troubled Fortune 500 disk drive manufacturer, from 1989 to 1990. Mr. Hickel helped conduct a 363B sale to Maxtor from bankruptcy and supported the estate as it returned $900 million to its stakeholders including 41% of the value to the public shareholders. He was the President of the Maxwell Technology Information Systems Group from 1993 until 1997, during which, Maxwell was the 9th best performing stock on NASDAQ and the #1 performing stock in California in 1996. Mr. Hickel was, recently, Chairman and Chief Restructuring Office of The Tyree Company in Farmingdale, New York. He is Managing Director of The Turnaround Group, LLC and Strategic Growth Associates, a Denver-based advisory firm and CEO of Environmental Testing Laboratories, Inc. as well as Chairman  or CEO of a number of  other public companies. He has been a director of the Company and Chief Executive Officer since June, 2008.

 Mr. Hickel has arranged a number of private and public company financings and financial restructuring over the years. Mr. Hickel is a graduate of Indiana University, with a Bachelors of Science, and has attended coursework at Columbia University.

BARRY SAXE is a businessman with a 40 year career as an owner and operator of several companies in the electrical, environmental and constructions fields. Mr. Saxe attended Brooklyn College of the University of New York City and University of California at Berkeley.

BORIS RUBISHEVSKY has over thirty years of business experience ranging from corporate management and mergers and acquisitions, to business development, sales and marketing. He has held several Board of Director positions. Most recently, Mr. Rubizhevsky founded NexGen Security Corporation, a consulting firm specializing in homeland security, biological and environmental products and technologies. He actively works with firms in Germany and the former Soviet Union on the development of new technologies for homeland security and life science applications. Prior to this, in 1992 Mr. Rubizhevsky co-founded Isonics Corporation (NASDAQ: ISON), a diversified international company with offices in the United States, Germany and Russia and businesses in life science, semi-conductor wafer services and homeland security products. Mr. Rubizhevsky was with Isonics for fifteen years, playing a key role in its growth and development. He originally started the company to pursue life science opportunities based on products developed by the Russian nuclear industry. He identified expansion opportunities, leveraging Isonics’ technology and expertise into homeland security and biotech applications as well as 22 identifying capital funding sources, including the company’s initial public offering and follow-on secondary equity and debt offerings. Before founding Isonics, Mr. Rubizhevsky spent more than ten years with General Electric Company in a number of international sales and marketing managerial positions. These positions were based both in the US and abroad. Mr. Rubizhevsky holds a B.S. degree in engineering from the Stevens Institute of Technology. He is fluent in the Russian language and culture. He has served as a director of the Company since June, 2008.

DWIGHT BRUNOEHLER has been working in the cord blood stem cell area since 1995 when he established one of the oldest, largest cord blood banks in the world. Cord blood stem cells have been used in more than 11,000 transplants worldwide, to date, mostly for children with life threatening diseases. Mr. Brunoehler was responsible for setting up the first and only nationwide system whereby expectant mothers can sign up to donate their babies’ cord blood stem cells from anywhere in the Continental United States, year round. He worked with representatives from Illinois and Wisconsin to draft the first legislation in the country to bring awareness and education to all potential donors in those states. Through his committee work with numerous related organizations, Mr. Brunoehler has been able to establish many unique research and development opportunities including technology licensing in Europe and Asia. He has been a sought after speaker around the world as he continues to display his passion for the field. He has served as a director of Registrant since December 2009.

Fiscal year

The fiscal year of Registrant, ending February 28, will continue as the fiscal year of the merged entity.

Regulatory approvals

No regulatory approvals or other requirements were necessary in order to complete the merger transaction.

Reports, opinions and appraisals

No reports, opinions or appraisals have been requested or obtained in connection with the proposed merger.

NATURE OF BUSINESS

Registrant:

Registrant was incorporated on October 3, 2005 under the laws of the State of Nevada.  It is a fully reporting company under Section 12(g) of the Securities and Exchange Act of 1934, and its common stock has been listed for trading on the NASDAQ OTC Bulletin Board under the symbol KUSI.  Registrant has been an exploration stage company engaged in the acquisition and exploration of mineral properties, and currently owns a 100% undivided interest in a mineral property that we call the “Bee Peak Claim.” The Bee Peak Claim consists of approximately 410.65 hectares and is located in the Atlin mining district of northwest British Columbia, Canada.  Registrant has not generated any revenues from its mineral exploration activities to date. There is no assurance that a commercially viable mineral deposit exists on the Bee Peak Claim. Further exploration will be required before an evaluation as to the economic feasibility of the Bee Peak Claim can be determined. The Bee Peak Claim is without known reserves and management has been intending to proceed with a three-phase mineral exploration program as recommended by our consulting geological technician

TheraBiogen, Inc.

TheraBiogen, Inc. also was a fully reporting company under Section 12(g) of the Securities and Exchange Act of 1934, although its common stock has not been listed for trading on any exchange or other medium. During 2007, TheraBiogen, Inc. entered into an exclusive licensing agreement with a California company, Nasal Therapeutics, Inc., to develop, manufacture, market and sell four homeopathic nasal sprays, THERAMAX™ Cold Relief, THERAMAX™ Flu Relief, THERAMAX™ Allergy Relief and THERAMAX™ Migraine Relief, on an exclusive basis in North America and with a right of first refusal for all other areas. The principal of Nasal Therapeutics, Inc., Dr. Charles Hensley, also developed the homeopathic nasal product ZICAM. Dr. Hensley also developed Zicam Allergy and the nasal delivery systems used in the Zicam product line extensions. Dr. Hensley founded Geltech, LLC., the company that launched Zicam and made the product a household name. In 2001, Dr. Hensley and his partners sold their interest in Geltech to Matrixx Initiatives (MTXX).

Under the terms of the License Agreement, TheraBiogen, Inc.  issued 15,300,000 shares of its common stock to Nasal Therapeutics, Inc. on September 2, 2008 and paid Nasal Therapeutics, Inc. the sum of $150,000, as an initial license fee. There is also an annual license fee of $100, payable on September 1 of each subsequent year of the license, which has a 20 year term. The shares of common stock issued to Nasal Therapeutics, Inc. were valued at $0.144 per share, resulting in the cost of the license being $2,353,200, including the $150,000 cash payment and the value of the stock issued. This total license cost is being amortized over the twenty year life of the license. The issue of the shares to Nasal Therapeutics, Inc. resulted in a change of control of the Company.

In July, 2009, TheraBiogen, Inc. entered into an Amended and Modified License Agreement with Nasal Therapeutics, Inc. to remove all territorial limits, to extend the terms to 25 years, and to obtain the transfer of the pending trademark application for the THERAMAX™ name. TheraBiogen, Inc. paid a total of $75,000 for the extension and the trademark.  As a result of this modification, TheraBiogen, Inc. has calculated the amortization of the license cost over the new term, as follows:

Original license cost                                                                $ 2,353,200
Less: Amortization to 7-31-2009                                                 (107,855)
Remaining cost                                                                        $ 2,245,345
Add: Modification cost                                                                  75,000
Total adjusted cost                                                                  $ 2,320,345

The adjusted cost is being amortized over the 25 year term of the modified license commencing August 1, 2009, in equal monthly installments of $7,734.

Business model

Over the next 12 to 24 months, TheraBiogen, Inc. expects to launch three homeopathic nasal sprays into the United States OTC market. We will launch THERAMAX™ Cold and Flu Relief in 2010 and THERAMAX™ Allergy Relief and THERAMAX™ later in 2010. We have already identified and contracted with manufacturers for the products, and have designed packaging materials. On June 26, 2009, TheraBiogen, Inc. entered into a marketing, sales and distribution agreement with Elias Shaker Company for distribution of THERAMAX™.

Homeopathic nasal sprays

THERAMAX™ Cold Relief

THERAMAX™ Cold Relief homeopathic nasal spray is the next generation Zicam cold remedy product, but without any actual or potential hazards from zinc. Zicam, which was developed by Dr. Hensley in the late 1990s, has been a highly successful product with sales exceeding US$100,000,000 in 2006.

Common colds are caused primarily by rhinoviruses and coronaviruses. Rhinoviruses infect nasal cells by attaching to ICAM receptor sites on the nasal membrane. The Company believes that THERAMAX™ Cold Relief is superior to other homeopathic cold remedies on a variety of levels. Similar to other remedies, the active ingredients of THERAMAX™ Cold Relief also binds to the rhinovirus ICAM attachment site inhibiting rhinovirus attachment to ICAM receptors. However, unlike other remedies, THERAMAX™ Cold Relief ingredients also inhibits the ability of rhinovirus to increase the amount of ICAM receptors on the nasal membrane. Furthermore, the actives in THERAMAX™ Cold Relief also inhibits the entry coronaviruses making it effective for coronavirus common colds as well. The fact that the actives in THERAMAX™ Cold Relief decreases ICAM levels and inhibits both rhinovirus and coronavirus may result in a more complete suppression of common cold infections than what is seen with other homeopathic products. We expect THERAMAX™ Cold Relief to be much more effective than other homeopathic products at reducing the duration of the common cold. Patents protecting the THERAMAX™ Cold Relief intellectual property have been filed with the United States Patent and Trademark Office.

THERAMAX™ Flu Relief

THERAMAX™ Flu Relief homeopathic nasal spray is the influenza equivalent to Zicam cold remedy. The active THERAMAX™ Flu Relief, we believe, inhibits influenza virus infections by blocking influenza virus entry into cells.Furthermore, the active ingredient of THERAMAX™ Flu Relief inhibits influenza viral uncoating and replication. Based on in vitro data, we expect the THERAMAX™ Flu Relief to be extremely effective at treating influenza in humans. Patents protecting the THERAMAX™ Flu Relief intellectual property have been filed with the United States Patent and Trademark Office.

THERAMAX™ Allergy Relief

The nasal manifestation of allergies are mediated by ICAM-1 receptors present on the surface of the nasal membrane. Antigens such as pollen, dust, animal proteins etc. increase the expression and subsequent presentation of ICAM-1 receptors on the nasal membranes and provide the attachment site for inflammatory mediators of the allergic response. The intracellular mediator of the antigen induced increase in ICAM-1 expression and the rhinovirus induced ICAM-1 expression is the same. Therefore, active ingredients in THERAMAX™ cold that inhibit the ICAM-1 expression form the core of the THERAMAX™ Allergy Relief formulation. By inhibiting the antigen induced ICAM-1 expression on the nasal membrane, it is predicted that THERAMAX™ Allergy Relief will be extremely effective at treating and preventing nasal allergies.

Management

On June 18, 2009, Kelly T. Hickel, who was Chairman and CEO of TheraBiogen, Inc., was appointed to the  board of directors of Kushi Resources, Inc. and now serves as Chairman and CO of Kushi Resources, Inc.  During August, 2009, a controlling interest in Kushi Resources, Inc. was acquired as reported on the Form 14f filed with the SEC on August 31, 2009. As part of that change in control, the former Chairman and sole officer of Kushi Resources, Inc., Greg Corcoran, resigned as an officer and director, leaving Mr. Hickel as the sole remaining director.  Mr. Hickel also  has been appointed as the President, Secretary and Treasurer and sole officer. of Kusahi Resources, Inc.  On November 13, 2009, Dwight Brunoehler, Barry Saxe and Boris Rubizhevsky were appointed as directors of Kushi Resources, Inc., and the Agreement and Plan of Merger was approved by them, as an independent majority of the board of Directors of Kushi Resources, Inc., on November 13, 2009.  Mr. Hickel abstained from that vote, due to his position as Chairman and CEO of both Companies.

SECTION 2    FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

As discussed in 1.01 above. Registrant and TheraBiogen, Inc. completed a merger transaction on January 5, 2010 with Registrant as the survivor, but with a corporate name change to TheraBiogen, Inc.  The Articles of Incorporation of Registrant were amended effective January 5, 2010 to change the corporate name and to increase the authorized capital stock to 150 million shares of $0.0001 par value common stock.

SECTION 9   FINANCIAL STATEMENTS AND EXHIBITS

Section 9.01 - Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Audited financial information regarding Registrant. is incorporated by reference to its Form 10-K Annual Report filed with the SEC on June 10, 2009 for the fiscal year ended February 29, 2009, and the quarterly reports for the quarters ended May 31, 2009 and August 31, 2009, filed on July 10, 2009 and October 20, 2009, respectively, all of which are incorporated by reference.

Audited financial information regarding the former TheraBiogen, Inc. is incorporated by reference to its Form 10-K Annual Report filed with the SEC on March 30, 2009 for the fiscal year ended December 31, 2008, and the quarterly reports for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, filed on May 15, 2009, August 14, 2009 and November 10, 2009, respectively, all of which are incorporated by reference.

Section 9.02 - Pro Forma Financial Information

PRO FORMA FINANCIAL INFORMATION

The financial statements of the resulting merged entity, on a pro forma basis, are presented below, for the fiscal year ended February 28, 2009.  The financial statements of TheraBiogen, Inc. have been restated to a fiscal year ended February 28 to conform to the fiscal year of Registrant which is the surviving entity in the merger.

PRO FORMA CONSOLIDATED BALANCE SHEET
FEBRUARY 28, 2009
(Unaudited)

	KUSHI RESOURCES	THERABIOGEN	CONSOLIDATED
ASSETS
Current assets
Cash	$70	$871	$941
Other current assets

License, net of amortization	0	2,313,980	2,313,980
Total current assets	70	2,313,980	2,313,980
TOTAL ASSETS	$70	$2,313,980	$2,313,980

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and other	73,454	20,275	93,729
Other current liabilities
Accrued interest	0	8,135	8,135
Notes payable	0	249,500	249,500
Total current liabilities	73,454	277,910	351,364
Long-term liabilities	0	0	0
TOTAL LIABILITIES	73,454	277,910	351,364
Shareholders' equity (deficit)
Common stock	$5,230	$1,880	$32,389
Additional paid-in capital	51,270	2,225,315	2,251,306
Accumulated deficit	(129,884)	(190,254)	(320,138)
SHAREHOLDER'S EQUITY (DEFICIT)	(73,384)	2,036,941	1,963,557
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	70	2,314,851	2,314,921

The combined equity of the merged entity has been determined after giving retroactive effect to the 2.6 for 1 forward split of Registrant, converting 5,230,000 common shares into 13,598,000 common shares, and giving retroactive effect to the conversion of 19,091,000 shares of $0.0001 par value TheraBiogen common stock into 19,091,000 shares of $0.001 par value Kushi Resources, Inc. common stock, as follows:

Kushi Resources	TheraBiogen

	Pre-split	Post-split	Pre-merger	Post-merger	Consolidated
Common Stock	5,230	13,598	1,880	18,791	32,389
Additional paid-in capital	51,270	42,902	2,225,315	2,208,404	2,251,306
Accumulated deficit	(129,884)	(129,884)	(190,254)	(190,254)	(320,138)
Shareholders' deficit	(73,384)	(73,384)	2,036,941	2,036,941	2,314,921

CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED FEBRUARY 28, 2009
(Unaudited)

	Kushi Resources	TheraBiogen	Consolidated
Income	$0	$0	$0
Expenses:
Amortization	0	39,220	39,220
Bank fees	337	210	547
Consulting	8,400	79,040	87,440
Exploration expenses	11,648	0	11,648
Interest	0	9,535	9,535
Miscellaneous	4,145	525	4,670
Postage and delivery	0	44	44
Professional fees	30,805	10,875	41,680
Rent	0	3,250	3,250
Total expenses	$55,335	$142,699	$198,034
Net income (loss)	$(55,335)	$(142,699)	$(198,034)
Net income (loss) per share	$(0.01)	$(0.01)	$(0.01

The financial statements of the resulting merged entity, on a pro forma basis, are presented below, for the nine months ended November 30, 2009.  The financial statements of the Company have been restated to a fiscal year ended February 28 to conform to the fiscal year of Kushi Resources, Inc., which will be the surviving entity in the merger.

PRO FORMA CONSOLIDATED BALANCE SHEET
Nine Months Ended November 30, 2009
(Unaudited)

	KUSHI RESOURCES	THERABIOGEN	CONSOLIDATED
ASSETS
Current assets
Cash	$1	$14,672	$14,673
Other current assets

License, net of amortization	0	2,304,877	2,304,877
Total current assets	1	2,346,696	2,346,697
TOTAL ASSETS	$1	$2,346,696	$2,346,697

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and other	47,378	11,710	59,088
Other current liabilities
Accrued interest	0	38,236	38,236
Notes payable	0	267,500	267,500
Payroll taxes payable	0	430	430
Total current liabilities	47,378	317,876	365,254
Long-term liabilities	0	310,000	310,000
TOTAL LIABILITIES	47,378	627,910	675,254
Shareholders' equity (deficit)
Common stock	$5,230	$1,910	$32,689
Additional paid-in capital	51,270	2,375,785	2,401,506
Accumulated deficit	(103,877)	(658,875)	(762,752)
SHAREHOLDER'S EQUITY (DEFICIT)	(47,377)	1,718,820	1,671,443
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	70	2,346,696	2,346,697

The combined equity of the merged entity has been determined after giving retroactive effect to the 2.6 for 1 forward split of Kushi Resources, Inc., converting 5,230,000 common shares into 13,598,000 common shares, and giving retroactive effect to the conversion of 19,091,000 shares of $0.0001 par value TheraBiogen common stock into 19,091,000 shares of $0.001 par value Kushi Resources, Inc. common stock, as follows:
Kushi Resources	TheraBiogen

	Pre-split	Post-split	Pre-merger	Post-merger	Consolidated
Common Stock	5,230	13,598	1,910	19,091	32,689
Additional paid-in capital	51,270	42,902	2,375,785	2,358,604	2,401,506
Accumulated deficit	(103,877)	(103,877)	(658,875)	(658,875)	(762,752)
Shareholders' deficit	(47,377)	(47,377)	1,718,820	1,718,820	1,671,443

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED NOVEMBER 30, 2009
(Unaudited)

	Kushi Resources	TheraBiogen	Consolidated
Income	$0	$0	$0
Expenses:
Amortization	0	39,220	39,220
Bank fees	337	210	547
Consulting	8,400	79,040	87,440
Exploration expenses	11,648	0	11,648
Interest	0	9,535	9,535
Miscellaneous	4,145	525	4,670
Postage and delivery	0	44	44
Professional fees	30,805	10,875	41,680
Rent	0	3,250	3,250
Total expenses	$55,335	$142,699	$198,034
Net income (loss)	$(55,335)	$(142,699)	$(198,034)
Net income (loss) per share	$(0.01)	$(0.01)	$(0.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERABIOGEN, INC.
Date: January 11, 2010
	By:	/s/ Kelly T. Hickel
Kelly T. Hickel

Chief Executive Officer, Chief Financial Officer
President, Secretary and Treasurer